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                                                                    Exhibit 10.5




                              ARGO-TECH CORPORATION
                              SALARIED PENSION PLAN
                         (November 1, 1995 Restatement)


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

                                TABLE OF CONTENTS

ARTICLE                                                                         PAGE
-------                                                                         ----

I              DEFINITIONS
               1.1       Definitions..............................................1
               1.2       Pronouns................................................11
               1.3       Actuarial Assumptions...................................11

II             VESTING SERVICE AND BENEFIT SERVICE

               2.1       Vesting Service and Benefit Service.....................11
               2.2       Transfers...............................................13
               2.3       Loss of Vesting Service and Benefit
                           Service...............................................13
               2.4       Reinstatement of Vesting Service and
                           Benefit Service.......................................13
               2.5       Vesting Service Credit for Former TRW,
                           Inc. Employees........................................14
               2.6       Finality of Determinations..............................15

III            NORMAL RETIREMENT BENEFIT

               3.1       Eligibility.............................................15
               3.2       Amount..................................................15
               3.3       Payment.................................................16

IV             EARLY RETIREMENT BENEFIT

               4.1       Eligibility.............................................16
               4.2       Amount..................................................17
               4.3       Payment.................................................17

V              DEFERRED VESTED RETIREMENT BENEFIT

               5.1       Eligibility.............................................17
               5.2       Amount..................................................18
               5.3       Payment.................................................19

VI             DISABILITY

               6.1       Retirement Benefits.....................................19
               6.2       Benefit Commencement; Recovery from
                             Disability..........................................20

VII            OPTIONAL METHODS OF PAYMENT

               7.1       Available Options.......................................21
               7.2       Time for Making Election................................22
               7.3       Revocation and Change of Option.........................23
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                                       (i)


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
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ARTICLE                                                                        PAGE
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
               7.4       Effect of Various Circumstances upon an
                           Option...............................................23
               7.5       Payment under an Option................................25
               7.6       Automatic Election.....................................26
               7.7       Automatic Election Period..............................27

VIII           POST RETIREMENT INCREASES

               8.1       Eligibility for Post Retirement Increases..............28
               8.2       Amount of Post Retirement Increases....................28

IX             SURVIVOR BENEFIT

               9.1       Eligibility for Survivor Benefit.......................29
               9.2       Survivor Benefit Amount................................29
               9.3       Survivor Benefit Payments..............................31
               9.4       Surviving Spouse Defined...............................31

X              GENERAL PROVISIONS AND LIMITATIONS REGARDING
                 BENEFITS

               10.1      Reemployment...........................................32
               10.2      Non-Alienation of Retirement Rights or
                             Benefits...........................................33
               10.3      Payment of Benefits to Others..........................33
               10.4      Payment of Small Benefits; Commuted
                             Benefits...........................................34
               10.5      Internal Revenue Requirements..........................35
               10.6      Limitations on Commencement............................36
               10.7      Election of Former Vesting Schedule....................39
               10.8      Rollover Requirements..................................40
               10.9      Benefit Accruals While Receiving Benefit
                             Payments...........................................41

 XI            MAXIMUM RETIREMENT BENEFITS

               11.1      Definitions............................................41
               11.2      Maximum Defined Benefit Limitation.....................43
               11.3      Exceptions.............................................45
               11.4      Manner of Reduction....................................45
               11.5      Maximum Defined Benefit and Defined
                         Contribution Limitation................................46

XII            THE COMMITTEE

               12.1      Membership.............................................47
               12.2      Rules and Regulations..................................47
               12.3      Authority of Committee and Company.....................47
               12.4      Action of Committee....................................49




                                      (ii)


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
ARTICLE                                                                        PAGE
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
               12.5      Claims Review Procedure................................50
               12.6      Resignation, Removal, and Designation
                           of Successors........................................51
               12.7      Records................................................51
               12.8      Compensation and Expenses..............................52
               12.9      Indemnification........................................52
               12.10     Qualified Domestic Relations Orders....................53

XIII           PENSION FUND

               13.1      Pension Fund...........................................53
               13.2      Contributions by Employers.............................54
               13.3      Condition on Employer Contributions....................54
               13.4      Forfeitures Not to Increase Benefits...................55
               13.5      Change of Funding Medium...............................55

XIV            AMENDMENT AND TERMINATION OF PLAN

               14.1      Company's Right of Amendment or
                           Termination..........................................56
               14.2      Effect of Termination..................................56

 XV            TOP HEAVY PROVISIONS

               15.1      Applicability of Top Heavy Plan Provisions.............57
               15.2      Top Heavy Plan Definitions.............................58
               15.3      Top Heavy Vesting......................................60
               15.4      Minimum Top Heavy Benefit..............................60
               15.5      Adjustment of Maximum Retirement Benefits..............61

XVI            ADOPTION BY SUBSIDIARIES

               16.1      Adoption...............................................62
               16.2      Withdrawal of an Employer..............................62
               16.3      Corporate Reorganization...............................63

XVII           MISCELLANEOUS

               17.1      Plan Non-contractual...................................64
               17.2      Claims of Other Persons................................64
               17.3      Governing Law..........................................64
               17.4      Nonforfeitability of Benefits..........................64
               17.5      Merger, Consolidation, or Transfers of
                           Plan Assets..........................................65
               17.6      Trust Agreement........................................65
               17.7      Administrative Expenses................................65



                                      (iii)


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
ARTICLE                                                                        PAGE
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
               17.8      Interpretation of Plan References
                           Upon Funding by Annuity Contracts
                           or Insurance Contracts...............................66
               17.9      Cessation of Benefit Accruals..........................67

XVIII          1992 SPECIAL EARLY RETIREMENT PROVISIONS

               18.1      General................................................67
               18.2      Eligibility............................................68
               18.3      Election and Retirement................................68
               18.4      Increased Benefits.....................................68
               18.5      Single Sum Payment Option..............................70
               18.6      Generally Applicable Provisions........................71

XIX            1993 SPECIAL EARLY RETIREMENT PROVISIONS

               19.1      General................................................71
               19.2      Eligibility............................................72
               19.3      Election and Retirement................................72
               19.4      Increased Benefits.....................................72
               19.5      Single Sum Payment Option..............................74
               19.6      Generally Applicable Provisions........................75

XX             SPECIAL PROVISIONS AND EFFECTIVE DATES

               20.1      Termination or Retirement Before
                           November 1, 1995.....................................76
               20.2      Effective Dates........................................76



                                      (iv)


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                              ARGO-TECH CORPORATION
                              SALARIED PENSION PLAN
                         (November 1, 1995 Restatement)

                  WHEREAS, Argo-Tech Corporation deems it desirable to provide retirement and other benefits for eligible employees; and

                  WHEREAS, Argo-Tech Corporation established the Argo-Tech Corporation Salaried Pension Plan effective as of November 1, 1986, as amended on eight subsequent occasions;

                  NOW, THEREFORE, Argo-Tech Corporation hereby amends and restates the Argo-Tech Corporation Salaried Pension Plan effective as provided herein.

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

                  1.1 DEFINITIONS. For the purpose of the Plan, the following words and phrases shall have the meanings set forth in this Article unless a different meaning clearly is required by the context.

                  (a) The "Accrued Portion" of an Employee's monthly normal retirement benefit determined as of any given date occurring before his Normal Retirement Date means the amount of his monthly normal retirement benefit in the Normal Form that would be payable at his Normal Retirement Date based on his Final Average Compensation, Benefit Service, and (to the extent applicable) Social


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Security Primary Insurance Amount, all as of the date (as of which) the computation is made.

                  (b) The "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of the Act shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

                  (c) The "Actuary" means an independent actuary, selected by the Committee, who is an enrolled actuary as defined in Section 7701(a)(35) of the Code, or a firm or corporation having such a person on its staff, which person, firm, or corporation is to serve as the actuarial consultant for the Plan.

                  (d) An "Affiliated Company" means any corporation, other than the Company, which is a member of a controlled group of corporations of which the Company is also a member, as determined under Section 1563(a) of the Code, without regard to Section 1563(a)(4) and Section 1563(e)(3)(C) of the Code, while such corporation is a member of such controlled group of corporations. Moreover, an Affiliated Company also means any trade or business (whether or not incorporated) which is a member of a group under common control with the Company, as determined under Section 414(c) of the Code, any organization which is a member of an affiliated service group of which the Company is also a member, as determined under Section 414(m) of the

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Code, and any other entity which is required to be aggregated with the Company under Section 414(o) of the Code, while such trade or business, organization, or entity is a member of such group under common control, affiliated service group, or aggregated entities.

                  (e) An Employee's "Benefit Service" means his years of service for purposes of determining the amount of any retirement benefit for which he is eligible under the Plan, as computed in accordance with Article II.

                  (f) The "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

                  (g) The "Committee," which is the administrator for purposes of the Act and the plan administrator for purposes of the Code, means such persons as are acting as the Committee hereunder pursuant to Article XII.

                  (h) The "Company" means Argo-Tech Corporation, a Delaware corporation, its corporate successors and the surviving corporation resulting from any merger of Argo-Tech Corporation with any other corporation or corporations.

                  (i) An Employee's "Early Retirement Date" means the first day of the month coincident with or next following the date on which he attains age 55.

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                  (j) An "Employee" means a salaried employee, as hereinafter defined, other than any such employee who is covered by a collective bargaining agreement unless such agreement specifically provides for coverage by the Plan. For purposes hereof, a "salaried employee" shall include only a regular, permanent, salaried employee of an Employer who has been designated as such in accordance with the policy of his Employer, and an "employee" shall mean any common law employee of an Employer or an Affiliated Company or any person who is a "leased employee" (as defined in Section 414(n)(2) of the Code) with respect to an Employer or an Affiliated Company, other than such a leased employee who is excludable under Section 414(n)(5) of the Code.

                  (k) An "Employer" means the Company and any subsidiary that adopts the Plan pursuant to Article XVI.

                  (l) An Employee's "Final Average Compensation" means the average monthly compensation (computed before withholdings, deductions for taxes or other purposes, and salary reduction amounts contributed by an Employer to the Argo-Tech Employee Savings Plan) paid or payable in cash or by check by an Employer to an Employee for the five (5) calendar years which produce the highest such average; provided, however, that the last year of employment as an Employee shall be included only if the termination of his status as an Employee occurs on or after June 30 of such year. Overseas and relocation allowances,

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payment or reimbursement for expenses or losses, and other forms of extra compensation shall be excluded from Final Average Compensation. Final Average Compensation shall include only such compensation as is actually paid prior to the end of February of the immediately following calendar year and shall be calculated as follows:

                           (i) the monthly salary rate in effect at the end of the last complete pay period of employment within the calendar year; increased by

                           (ii) one-twelfth (1/12) of amounts attributable to that year's overtime, shift premium, commissions, incentive and bonus awards.

For purposes of the above: an hourly rate shall be converted to a monthly salary rate by multiplying 4.333 by the product of the hourly rate and the number of hours in the Participant's regularly scheduled workweek; a weekly rate shall be converted to a monthly salary rate by multiplying the weekly rate by 4.333; and incentive and bonus awards and commissions shall be allocated to the calendar year in which earned. In no event, however, shall the compensation of an Employee taken into account under the Plan for any calendar year exceed (1) $200,000 for calendar years beginning prior to December 31, 1993, or (2) $150,000 for calendar years beginning after December 31, 1993 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code) or such other limitation prescribed under Section 401(a)(17)

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of the Code and the regulations thereunder. In determining the compensation, for purposes of applying the annual compensation limitation described above, of an Employee who is a five percent owner or among the ten highly compensated Employees receiving the greatest compensation for the year, the compensation from an Employer of the Employee's spouse and of his lineal descendants who have not attained age 19 as of the close of the year shall be included as compensation of the Employee for the year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's compensation from an Employer as determined prior to application of the family aggregation rules.

                  Unless otherwise provided under the Plan, each 1989 Section 401(a)(17) Employee's accrued benefit under the Plan will be the greater of the accrued benefit determined for such Employee under (1) or (2) below:

                           (1) The Employee's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1989, frozen in accordance with Section 1.401(a)(4)-13 of the Treasury Regulations, or

                           (2) the Employee's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1989, as applied to the Employee's years of Benefit Service.

A "1989 Section 401(a)(17) Employee" means an Employee whose current accrued benefit as of a date on or after the

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first day of the first Plan Year beginning on or after January 1, 1989, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1989, that exceeded $200,000.

                  Unless otherwise provided under the Plan, each 1994 Section 401(a)(17) Employee's accrued benefit under the Plan will be the greater of the accrued benefit determined for such Employee under (1) or (2) below:

                           (1) The Employee's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the Treasury Regulations, or

                           (2) the Employee's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's years of Benefit Service.

A "1994 Section 401(a)(17) Employee" means an Employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

                  (m) An "Hour of Service" means, with respect to an Employee, each hour for which he is paid, or entitled to payment, for the performance of duties for an Employer or an Affiliated Company.

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                  (n) "Normal Form" means a pension payable monthly for an
Employee's life only.

                  (o) An Employee's "Normal Retirement Date" means the first day of the month coincident with or next following the date on which he attains age 65.

                  (p) An Employee's "Pension Commencement Date" means the first day of the first period for which an amount is payable under Section 3.1, 4.1, or 5.1, as an annuity or any other form, irrespective of whether such amount has been paid on such date.

                  (q) The "Pension Fund" means the trust fund(s) or annuity contract(s) or insurance contract(s) maintained by the Trustee under the Trust Agreement pursuant to which Plan benefits are funded.

                  (r) The "Plan" means the Argo-Tech Corporation Salaried Pension Plan as stated in this instrument with all amendments, modifications, and supplements hereafter made.

                  (s) A "Plan Year" means the 12-month period ending October 31, 1987 and thereafter each 12-month period beginning on November 1 and ending on October 31.

                  (t) The "Social Security Primary Insurance Amount" of an Employee means the monthly primary insurance amount of the Employee payable at his attainment of age 65, determined as of the time of his termination of employment under the provisions of Title II of the Social Security Act as in effect at such time, without regard to any increase

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in the wage base or benefit level that takes effect thereafter, subject to the following:

                           (i) If an Employee's employment terminates prior to attaining his Social Security retirement age, his Social Security Primary Insurance Amount shall be estimated by assuming continuation of his Final Average Compensation until his Social Security retirement age at the same rate in effect at his termination of employment.

                           (ii) Except as provided below, each Employee's Social Security Primary Insurance Amount shall be computed based on an estimate of such Employee's compensation history for periods prior to his employment with an Employer and any Affiliated Company. Each such estimate shall be made by applying to such Employee's basic compensation (as defined in clause (1) of Section 3.03 of Rev. Rul. 71-446) for the first full calendar year of his employment with an Employer or an Affiliated Company a compensation scale, projected backwards. Such compensation scale shall be the actual change in average wages from year to year, as determined by the Social Security Administration for purposes of determining Social Security Primary Insurance Amounts. Notwithstanding the foregoing, in the case of an Employee who furnishes Social Security Administration documentation of his entire, pre-hire, actual compensation history, in a form reasonably satisfactory to the Committee, such Employee's Social Security Primary Insurance Amount shall be computed based on such entire, pre-hire actual compensation history. Such documentation must be received by the Committee within six (6) months following the later of (i) the date such Employee terminated employment with an Employer and all Affiliated Companies, (ii) in the case of an Employee who is eligible for a deferred vested retirement benefit, the date such Employee receives the Committee's standard written notice of such benefit and (iii) in the case of an Employee who is eligible for a normal or early retirement benefit, the date such Employee receives the Committee's standard written benefit commencement notice. Notwithstanding the foregoing, if the documentation referred to above has not been received one month before the month in which payment of an Employee's benefit is to commence,

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         such benefit shall be paid and determined on the basis of a "primary insurance amount" which is computed in accordance with the estimated provisions above; however, if such Employee thereafter furnishes documentation of his actual compensation history in accordance with the above provisions and within the time specified, such Employee's monthly retirement benefit and "primary insurance amount" shall be recomputed in accordance with such provisions to reflect such actual compensation history. If such recomputation yields a monthly retirement benefit which is different than the monthly retirement benefit then being paid to such Employee, then as soon as administratively practicable such monthly retirement benefit then being paid shall be adjusted, retroactively and prospectively, by an amount equal to the difference.

                           (iii) All calculations of such amounts shall be made by the Committee, upon the advice of the Actuary, using standards of uniform and nondiscriminatory application.

                  (u) The "Trust Agreement" or "Agreement" means the pension trust agreement entered into between the Company and the Trustee, as provided in
Article XIII, together with all amendments thereto, and shall include or may mean an annuity contract or insurance contract for the investment of assets of the Plan if the contract would, except for the fact that it is not a trust, constitute a qualified trust under Section 401 of the Code.

                  (v) The "Trustee" means the trustee(s) or any successor trustee(s) which at the time shall be designated, qualified, and acting under the Trust Agreement, and shall include or may mean any insurance company that issues an annuity contract or insurance contract pursuant to the Trust Agreement.

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                  (w) An Employee's "Vesting Service" means his years of service for purposes of determining his eligibility for a benefit under the Plan, as computed in accordance with Article II.

                  1.2 PRONOUNS. The masculine pronoun, wherever used herein, includes the feminine in any case so requiring.

                  1.3 ACTUARIAL ASSUMPTIONS. The phrase "actuarial assumptions then in use for such purpose under the Plan" shall mean an interest rate of 7% per annum and mortality in accordance with the 1951 Group Annuity Mortality Table for Males, projected with Scale C to 1980, and set back one year for Employees and seven years for contingent annuitants.

                                   ARTICLE II

                       VESTING SERVICE AND BENEFIT SERVICE
                       -----------------------------------

                  2.1 VESTING SERVICE AND BENEFIT SERVICE. Each Employee shall be credited for the period(s) beginning on his employment commencement date or reemployment commencement date and ending on his employment severance date that next follows such employment commencement date or reemployment commencement date with 1/12th year of Vesting Service and 1/12th year of Benefit Service for each month or portion thereof of such employment with an Employer; provided, however, that an Employee who has a reemployment commencement date within 12 months of an employment

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severance date shall, for purposes of Vesting Service only, be credited with
Vesting Service with respect to the employment with an Employer between such employment severance date and such reemployment commencement date. For purposes of this Section and Section 2.4, the following definitions shall apply:

                           (i) A person's "employment commencement date" shall mean the date on which he is first credited with an Hour of Service, and a person's "reemployment commencement date" shall mean the first date following his employment severance date on which he is again credited with an Hour of Service.

                           (ii) A person's "employment severance date" means the earlier of (a) the date on which he retires, dies, or his employment with an Employer and all Affiliated Companies is otherwise terminated, or (b) the first anniversary of the first date of a period during which he is absent from work with an Employer and all Affiliated Companies for any other reason; provided, however, that if his employment terminates with or he is absent from work with an Employer and all Affiliated Companies on account of service with the Armed Forces of the United States, he shall not incur an employment severance date if he returns to employment with an Employer or an Affiliated Company within the period during which he retains reemployment rights pursuant to federal law; and provided, further, that if his employment terminates with or he is absent from work with an Employer and all Affiliated Companies because of injury or disease with respect to which he receives from an Employer or an Affiliated Company short-term or long-term disability benefits or receives workers' compensation benefits or during a period of sick leave approved by an Employer or an Affiliated Company, his employment severance date shall mean the earlier of the date of his death, the date he begins to receive any retirement benefit under the Plan, or the date payment of such short-term or long-term disability or workers' compensation benefits or approved sick leave terminates.

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                  2.2 TRANSFERS. Notwithstanding the provisions of Section 2.1 or any other provision of the Plan, Vesting Service and Benefit Service credited to a person shall be subject to the following:

                           (a) Any person who transfers to employment with an Employer as an Employee directly from other employment (i) with an Employer in a capacity other than as an Employee or (ii) with any Affiliated Company, shall be credited with Vesting Service, but not Benefit Service, for such other employment as if such other employment were employment as an Employee for the entire period of employment.

                           (b) Any person who transfers from employment with an Employer as an Employee directly to other employment (i) with an Employer in a capacity other than as an Employee or (ii) with any Affiliated Company, shall be deemed by such transfer not to lose his Vesting Service or Benefit Service, and he shall be deemed not to retire or otherwise terminate his employment as an Employee until such time as he is no longer in the employment of an Employer or any Affiliated Company, at which time he shall become entitled to benefits if he is otherwise eligible therefor under the provisions of the Plan; provided, however, that up to such time he shall be credited with Vesting Service, but not Benefit Service, for such other employment as if such other employment were employment as an Employee.

                  2.3 LOSS OF VESTING SERVICE AND BENEFIT SERVICE. Except as otherwise specifically provided in the Plan, an Employee's Vesting Service and Benefit Service shall be lost if he retires or if his employment with an Employer and all Affiliated Companies terminates for any other reason, subject to applicable Plan provisions for the reinstatement of Vesting Service and Benefit Service.

                  2.4 REINSTATEMENT OF VESTING SERVICE AND BENEFIT SERVICE. A retired or former Employee who returns

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to employment with an Employer or any Affiliated Company shall be reinstated
with the Vesting Service and Benefit Service with which he was credited at the time of his prior retirement or other termination of employment if

                           (a) he was eligible for any retirement benefit under the Plan at the time of his previous retirement or other termination of employment, or

                           (b) his employment terminated before he satisfied the conditions of eligibility for a deferred vested retirement benefit, and
         (i) if his years of Vesting Service at the time of such termination are greater than the period, computed to the nearest 1/12th year, commencing on his employment severance date and ending on his most recent employment commencement date, or (ii) if the period beginning on his employment severance date and ending on his most recent employment commencement date does not exceed five years; provided, however, that if he should return to employment with an Employer or with any Affiliated Company, in a capacity other than as an Employee, his period of employment shall be treated for purposes of the Plan in accordance with the provisions of Section 2.2. For purposes only of applying this paragraph (b), in the case of an Employee who incurs an employment severance date by reason of (i) the birth of a child of the Employee,
         (ii) the pregnancy of the Employee, (iii) the placement of a child with the Employee on account of the adoption of such child by such Employee, or (iv) the caring for a child of the Employee for a period beginning following the birth or placement of such child, his employment severance date shall be advanced by 12 months. Vesting Service and Benefit Service which are reinstated under this Section shall be reinstated in accordance with and subject to all applicable provisions of the Plan with respect to reemployment.

                  2.5 VESTING SERVICE CREDIT FOR FORMER TRW, INC. EMPLOYEES. Any Employee who was an employee of TRW, Inc. prior to October 21, 1986 and who was an Employee on October 21, 1986 shall be credited with Vesting Service, but not Benefit Service, under the Plan for periods of continuous employment with TRW, Inc. prior to October 21, 1986.

                  2.6 FINALITY OF DETERMINATIONS. All determinations with respect to the crediting of Vesting Service and Benefit Service under the Plan shall be made on the basis of the records of the Employer(s), and any Affiliated Company if applicable, and all determinations so made shall be final and conclusive upon Employees, former Employees, and all other persons claiming a benefit interest under the Plan. Notwithstanding anything to the contrary contained in the Plan, there shall be no duplication of Vesting Service and Benefit Service credited under the Plan with respect to any one period of employment.

                                   ARTICLE III

                            NORMAL RETIREMENT BENEFIT
                            -------------------------

                  3.1 ELIGIBILITY. Each Employee who retires from the employment of an Employer and all Affiliated Companies on or after his Normal Retirement Date shall be eligible for a normal retirement benefit, payable in the Normal Form.

                  3.2 AMOUNT. The monthly amount of normal retirement benefit for an Employee shall be 1.25% of his Final Average Compensation multiplied by his years of Benefit Service; provided, however, that such monthly normal retirement benefit shall not be less after October 31, 1989, than either his monthly normal retirement benefit or the Accrued Portion of his monthly normal retirement benefit, if any, whichever, if either, applies, determined as if he had terminated all employment covered under the Plan at the close of business on October 31, 1989 under the provisions of the Plan then in effect.

                  3.3 PAYMENT. A monthly normal retirement benefit shall be paid to an eligible Employee commencing with the month following the later of the month in which his employment terminates with an Employer and all Affiliated Companies (except when such termination is not required under Section 10.1), or the month in which he makes written application for the benefit. Notwithstanding anything to the contrary contained in the Plan, however, should any Employee or former Employee die prior to his Pension Commencement Date, neither he nor any other person claiming under or through him shall be entitled to payment of any retirement benefit under this Article.

                                   ARTICLE IV

                            EARLY RETIREMENT BENEFIT
                            ------------------------

                  4.1 ELIGIBILITY. Each Employee who has at least five years of Vesting Service and who retires from the employment of an Employer and all Affiliated Companies on or after his Early Retirement Date but prior to his

Normal Retirement Date, shall be eligible for an early retirement benefit, payable in the Normal Form.

                  4.2 AMOUNT. An eligible Employee's monthly early retirement benefit shall be equal to the Accrued Portion of his monthly normal retirement benefit on the date of his early retirement reduced by one-third of one percent (1/3%) for each full calendar month by which the date of commencement of such benefit precedes the Employee's 62nd birthday.

                  4.3 PAYMENT. A monthly early retirement benefit shall be paid to an eligible Employee commencing with the month following the later of the month in which he retires or the month in which he makes written application for the benefit. Except as provided in Section 10.4, an early retirement benefit shall not commence prior to the Employee's Normal Retirement Date without his written consent. Notwithstanding anything to the contrary contained in the Plan, however, should any Employee or former Employee die prior to his Pension Commencement Date, neither he nor any other person claiming under or through him shall be entitled to payment of any retirement benefit under this Article.

                                    ARTICLE V

                       DEFERRED VESTED RETIREMENT BENEFIT
                       ----------------------------------

                  5.1 ELIGIBILITY. Each Employee whose employment with an Employer and all Affiliated Companies is terminated for any reason other than death, who has at least five years of Vesting Service, and who is not eligible for any other retirement benefit under the Plan, shall be eligible for a deferred vested retirement benefit payable in the Normal Form; provided, however, that if such Employee is vested pursuant to
Section 15.3 he shall be entitled to receive a percentage of the deferred vested retirement benefit pursuant to this Article, determined by multiplying the deferred vested benefit otherwise payable under this Article by his nonforfeitable percentage determined under Section 15.3.

                  5.2 AMOUNT. An eligible Employee's monthly deferred vested retirement benefit shall be equal to the Accrued Portion of his monthly normal retirement benefit on the date of his termination of employment reduced by one one-hundred-eightieth (1/180) per month for each full month of the first 60 months and one three-hundred-sixtieth (1/360) per month for each full month of the next 60 months by which the date that the Employee's benefit payments commence precedes his 65th birthday; provided, however, that in the case of an Employee whose age at which Social Security retirement benefits unreduced for age commence exceeds age 65, the number of months for which the one one-hundred-eightieth (1/180) per month reduction shall apply shall not exceed 60 minus the number of months (including portions thereof) by which his age at which Social Security retirement benefits unreduced for age commence exceeds age 65, the one three-hundred-sixtieth (1/360) per month reduction shall apply for the next 60 full months by which the date the Employee's benefit payments commence precedes his 65th birthday, and with respect to any remainder of the 120 months with respect to which an early commencement reduction is to apply, the amount of reduction shall be determined actuarially based on the actuarial assumptions then in use for such purpose under the Plan.

                  5.3 PAYMENT. A monthly deferred vested retirement benefit shall be paid to an eligible Employee commencing with the month following the later of the month in which he attains age 55 or the month in which he makes application for the benefit. Except as provided in Section 10.4, a deferred vested retirement benefit shall not commence prior to the Employee's Normal Retirement Date without his written consent. Notwithstanding anything to the contrary contained in the Plan, however, should any former Employee die prior to the date his retirement benefit payments commence, neither he nor any other person claiming under or through him shall be entitled to payment of any retirement benefit under this Article.

                                   ARTICLE VI

                                   DISABILITY
                                   ----------

                  6.1 RETIREMENT BENEFITS. Each Employee who receives service credit under the Plan pursuant to clause (ii) of Section 2.1 by reason of a period of approved sick leave, receipt of short-term or long-term disability benefits, or receipt of workers' compensation benefits shall be eligible for a normal retirement benefit, an early retirement benefit, or a deferred vested benefit, whichever applies, if he is eligible therefor based upon his years of Vesting Service and years of Benefit Service (including service credited pursuant to clause (ii) of Section 2.1) and upon his Final Average Compensation and Social Security Primary Insurance Amount determined without regard to clause (ii) of
Section 2.1.

                  6.2 BENEFIT COMMENCEMENT; RECOVERY FROM DISABILITY. If an Employee who recovers from disability returns to work with an Employer or any Affiliated Company, pension payments under the Plan (if any) shall cease. If an Employee elects to commence receipt of retirement benefits under the Plan for which he is eligible under Article III, Article IV, or Article V, whichever applies, then notwithstanding any other provision of the Plan to the contrary, such Employee shall cease receiving credit for years of Vesting Service and years of Benefit Service under the Plan, unless he shall return to employment with an Employer or Affiliated Company, in which case the Plan's provisions governing reemployment shall apply.

                                   ARTICLE VII

                           OPTIONAL METHODS OF PAYMENT
                           ---------------------------

                           7.1  AVAILABLE OPTIONS.  Under the
conditions set forth in this Article, an Employee who becomes eligible for a normal, early, or deferred vested retirement benefit under the Plan may elect payment of benefits, in lieu of all benefits otherwise payable to him under the Plan, in accordance with any one of the following optional methods of payment:

                           OPTION A. A reduced monthly benefit payable to such Employee for his life, with the continuance of a monthly benefit equal to such reduced amount after his death to his contingent annuitant during the lifetime of such contingent annuitant, provided that such contingent annuitant is living at the time of such Employee's retirement and survives him.

                           OPTION B. A reduced monthly benefit payable to such Employee for his life, with the continuance of a monthly benefit equal to three-quarters of such reduced amount after his death to his contingent annuitant during the lifetime of such contingent annuitant, provided that such contingent annuitant is living at the time of such Employee's retirement and survives him.

                           OPTION C. A reduced monthly benefit payable to such Employee for his life, with the continuance of a monthly benefit equal to one-half of such reduced amount after his death to his contingent annuitant during the lifetime of such contingent annuitant, provided that such contingent annuitant is living at the time of such Employee's retirement and survives him.

The contingent annuitant of a retired Employee under Option A, B, or C may be any person selected by such Employee. The monthly payments to be made under Option A, B, or C shall be in amounts the actuarial value of which shall be the actuarial equivalent of the retirement benefits otherwise payable to the Employee under the Plan, in lieu of which the option was elected, taking into account the age of the Employee and the age of his contingent annuitant. Notwithstanding the foregoing provisions of this Section or any other provision of the Plan, no Employee or former Employee shall be permitted to elect Option A, B, or C or designate a person other than his spouse as his contingent annuitant unless, based upon such Employee or former Employee's age at the time he is to begin receiving benefits under such option, the actuarially equivalent present value of the total payments to be made to such Employee or former Employee under such option is at least 50% of the actuarially equivalent present value of the total payments to be made to such Employee or former Employee and his contingent annuitant combined. For purposes of this Section, joint life and last survivor expectancy shall be computed as of the date payment of benefits is to commence by use of the expected return multiples set forth in 26 CFR
Section 1.72-9. For purposes of this Section, actuarially equivalent values and amounts shall be determined based upon the actuarial assumptions then in use for such purpose under the Plan.

                  7.2 TIME FOR MAKING ELECTION. An Employee's or retired or former Employee's election of an option under Section 7.1 must be made in writing to the

Committee, in such form as it shall require, within the 90-day period ending on his Pension Commencement Date.

                  7.3 REVOCATION AND CHANGE OF OPTION. An Employee or retired or former Employee who has elected an option under Section 7.1, by written notice delivered to the Committee, in such form as it shall require, at any time prior to his Pension Commencement Date, may revoke or change his election of an option, or designate a different contingent annuitant, without the consent of his contingent annuitant, except when spousal consent is required as provided below. In the event that such Employee or retired or former Employee is married at the time of such revocation or change, such revocation or change shall be effective only if his spouse consents in writing in the manner specified in
Section 7.6. Notwithstanding the foregoing, spousal consent is not required if an Employee or former Employee elects Option A, B, or C with his spouse as the contingent annuitant.

                  7.4 EFFECT OF VARIOUS CIRCUMSTANCES UPON AN OPTION. The election of an option under Section 7.1 or the automatic election of an option under Section 7.6 shall become effective for all purposes only upon the retired or former Employee's Pension Commencement Date, as provided in Section 7.5. If such an Employee or retired or former Employee dies before his Pension Commencement Date, his election shall become inoperative and ineffective and no payment shall become due to his contingent annuitant under the option; provided, however, that if such an Employee or retired or former Employee with respect to whom no survivor benefit is payable under Article IX dies after retirement under conditions of eligibility for a normal or early retirement benefit under Article III or IV but prior to his Pension Commencement Date, his election shall be given effect without regard to the foregoing, and payments shall be made to his contingent annuitant as provided in Section 7.5. A married Employee's or retired or former Employee's election of an option shall be effective if he dies prior to his Pension Commencement Date only if his election of an option included a waiver of the survivor benefit, with the written consent of his spouse. Such a waiver shall be effective only if the spousal consent designates a contingent annuitant or beneficiary that may not be changed without spousal consent unless the spousal consent expressly permits designations by the Employee or retired or former Employee without any requirement of further consent by the spouse, shall acknowledge the effect of such waiver, and shall be witnessed by a Plan representative or notary public. An Employee or retired or former Employee may waive the survivor benefit otherwise payable under Article IX only during the "applicable election period." The "applicable election period" means the period within which the Employee or retired or former Employee may make an election pursuant to Section 7.1. The Committee shall provide each Employee or retired or former Employee within the "applicable election period" for such Employee or retired or former Employee, a written explanation of the survivor benefit in such terms and in such manner as would be comparable to the explanation provided pursuant to
Section 7.6.

                  7.5 PAYMENT UNDER AN OPTION. A monthly benefit payment shall be made to the retired or former Employee who has elected an option under
Section 7.1 or who is deemed to have elected an option under Section 7.6 commencing at the same time as the monthly benefit payment otherwise payable to him under the Plan would have commenced, the last such monthly payment being for the month in which his death occurs. Such monthly payment shall be suspended or terminated, as the case may be, under the same circumstances and in the same manner as specified with respect to the monthly benefit otherwise payable under the Plan. Notwithstanding the foregoing, upon recommencement of a benefit because of subsequent termination or retirement following reemployment as provided in Section 10.1, payments shall be made as applicable under the option previously elected by the Employee, unless (i) the option has been revoked or changed as provided in Section 7.3, or but for the previous option election, the automatic election provisions of Section 7.6 would apply upon such subsequent termination or retirement, in which event the benefit shall be paid in the form required by Section 7.6, provided that the Employee has not filed with the Committee prior to such subsequent termination or retirement a new option election or a written waiver of the automatic election as provided in such
Section 7.6. A monthly benefit payment shall be made to a retired or former Employee's contingent annuitant who survives him, if any, commencing with the month following the month in which the death of such Employee occurs, the last such monthly payment being for the month in which the death of the contingent annuitant occurs.

                  7.6 AUTOMATIC ELECTION. An Employee or retired or former Employee who is eligible to receive a normal, early, or deferred vested retirement benefit shall be deemed to have elected the qualified joint and survivor annuity described as Option C in Section 7.1 and to have designated his spouse on his Pension Commencement Date as his contingent annuitant thereunder, unless within the 90-day period ending on such Employee's or retired or former Employee's Pension Commencement Date he has filed with the Committee a written waiver of this automatic election which has not been withdrawn specifying the contingent annuitant or beneficiary (or a form of benefits), if applicable, and to which his spouse consents in writing, unless a Plan representative finds that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations thereunder; provided, however, that no monthly benefit shall become payable under such deemed election to a spouse as contingent annuitant if such spouse is not the same spouse to whom such retired or former Employee was married on his Pension Commencement Date. Such spousal consent shall designate a contingent annuitant or beneficiary (or a form of benefits), if applicable, that may not be changed without spousal consent unless the spousal consent expressly permits designations by the Employee or retired or former Employee without any requirement of further consent by the spouse, shall acknowledge the effect of such waiver, and shall be witnessed by a Plan representative or notary public. Notwithstanding the foregoing, spousal consent is not required if an Employee or retired or former Employee elects Option A or B with his spouse as the contingent annuitant.

                  7.7 AUTOMATIC ELECTION PERIOD. The automatic election period shall be the 90-day period ending on the Employee's or retired or former Employee's Pension Commencement Date. Within the 60-day period ending 30 days before the Employee's or retired or former Employee's Pension Commencement Date, the Committee shall provide to each Employee or retired or former Employee, as applicable, a written explanation of the qualified joint and survivor annuity described as Option C in Section 7.1, the Employee's or retired or former Employee's, as applicable, right to make and the effect of an election to waive such qualified joint and survivor annuity, the rights of the

Employee's or retired or former Employee's spouse, and the right to make and the effect of a revocation of a previous election to waive such qualified joint and survivor annuity.

                                  ARTICLE VIII

                            POST RETIREMENT INCREASES
                            -------------------------

                  8.1 ELIGIBILITY FOR POST RETIREMENT INCREASES. A retired or former Employee who is receiving benefits in the Normal Form or in the form of an annuity described as Option A, B or C in Section 7.1 (or his contingent annuitant if applicable) and who is at least 65 years of age shall have his retirement benefits adjusted each January 1 by the annual adjustment amount, if any, as provided in Section 8.2. If the benefits of a retired or former Employee receiving benefits in the form of an annuity described as Option A, B, or C in
Section 7.1 are so adjusted, benefits received thereafter by his contingent annuitant, if any, shall be similarly adjusted.

                  8.2 AMOUNT OF POST RETIREMENT INCREASES. The annual adjustment amount, if any, for an adjustment year shall be equal to 50% of any increase in the Consumer Price Index (CPI) that is in excess of 5% for the adjustment year, but in no event shall the annual adjustment amount exceed 4% for any adjustment year. The adjustment year shall be the 12-month period beginning September 1 and ending August 31. Benefits shall be adjusted by the annual adjustment amount, if any, on the January 1 immediately following the adjustment year.

                                   ARTICLE IX

                                SURVIVOR BENEFIT
                                ----------------

                  9.1 ELIGIBILITY FOR SURVIVOR BENEFIT. If an Employee or retired or former Employee dies after becoming entitled to a vested retirement benefit under the Plan and prior to his Pension Commencement Date, his surviving spouse, as defined in Section 9.4, if any, shall be eligible for a survivor benefit as provided in this Article.

                  9.2 SURVIVOR BENEFIT AMOUNT. The monthly survivor benefit payable to the surviving spouse of such a deceased Employee or retired or former Employee shall be as follows:

                           (a) If an Employee dies after the attainment of age 55, the amount of such monthly survivor benefit shall be equal to the amount of the monthly retirement benefit his contingent annuitant would have received if such Employee had retired on the day before the date of his death and elected to receive a monthly retirement benefit under Option C of Section 7.1, based upon his years of Benefit Service, the benefit formula in effect on the date of his death, and his surviving spouse as his contingent annuitant.

                           (b) If an Employee dies prior to the attainment of age 55, the amount of such monthly survivor benefit shall be equal to the amount of the monthly retirement benefit his contingent annuitant would have received if such Employee had separated from service on the date of his death, had survived to his 55th birthday, had retired on such 55th birthday, had elected to receive a monthly retirement benefit under Option C of Section 7.1, and had died on the day after such 55th birthday, based upon his years of Benefit Service and the benefit formula in effect on the date of his death, and his surviving spouse as his contingent annuitant.

                           (c) If a former Employee dies after the attainment of age 55, the amount of such monthly survivor benefit shall be equal to the amount of the monthly retirement benefit his contingent annuitant would have received if such former Employee had elected to receive a monthly retirement benefit under Option C of Section 7.1 on the day before the date of his death, based upon his years of Benefit Service and the benefit formula in effect on the date of his termination of employment, and his surviving spouse as contingent annuitant.

                           (d) If a former Employee dies prior to the attainment of age 55, the amount of such monthly survivor benefit shall be equal to the amount of the monthly retirement benefit his contingent annuitant would have received if such Employee had survived to his 55th birthday, had retired on such 55th birthday, had elected to receive a monthly retirement benefit under Option C of Section 7.1, and had died on the day after such 55th birthday, based upon his years of Benefit Service and the benefit formula in effect on the date of his termination of employment and his surviving spouse as contingent annuitant.

                           (e) If a retired Employee (other than a retired Employee who has waived the survivor benefit with spousal consent in accordance with the provisions of Section 7.4) dies prior to his Pension Commencement Date, the amount of such monthly survivor benefit shall be determined in the same manner as provided in paragraph (c) of this Section 9.2.

Notwithstanding the foregoing, if within the 90-day period ending on the date of his death the Employee or retired or former Employee elected, and did not revoke, Option A or B of Section 7.1 in accordance with the provisions of
Article VII with his spouse as contingent annuitant, the amount of the monthly survivor benefit otherwise payable shall be computed as described above, but shall be based on Option A or B, as the case may be, rather than on Option C.

                  9.3 SURVIVOR BENEFIT PAYMENTS. A survivor benefit shall be paid to the surviving spouse commencing with the later of the month after (i) the month in which the Employee or retired or former Employee would have attained age 55, or (ii) the month in which the Employee's or retired or former Employee's death occurs, and shall be payable monthly thereafter during the life of the surviving spouse, the last payment being for the month in which the death of the surviving spouse occurs. Notwithstanding the foregoing, a surviving spouse may elect to defer commencement of survivor benefits hereunder until a date no later than the date the Employee or retired or former Employee would have attained age 65, in which case the actuarial reduction for early commencement, if any, shall be adjusted accordingly. In the event of the death of the surviving spouse prior to the commencement of the payment of the survivor benefit, no survivor benefit shall be payable pursuant to the provisions of this Article.

                  9.4 SURVIVING SPOUSE DEFINED. The term surviving spouse means the deceased Employee's or retired or former Employee's spouse, but only if such spouse had been married to the deceased Employee or retired or former Employee for at least one full year preceding the date of the Employee's or retired or former Employee's death.

                                    ARTICLE X

                       GENERAL PROVISIONS AND LIMITATIONS
                       ----------------------------------

                               REGARDING BENEFITS
                               ------------------

                  10.1 REEMPLOYMENT. If a retired or former Employee should return to employment with an Employer or any Affiliated Company, his right to receive any further retirement benefits based on his prior retirement or termination of employment shall cease, and he shall be reinstated with his Vesting Service and Benefit Service at the time of such prior termination in accordance with the provisions of Section 2.4; provided, however, that any benefits to which the Employee may become entitled because of his subsequent retirement or termination of employment shall be reduced actuarially to reflect the value of (i) any early retirement or deferred vested retirement benefits to him before he was reemployed and prior to his Normal Retirement Date, and (ii) any single-sum cash benefit paid to him before he was reemployed, the amount of such reduction to be determined on the basis of the actuarial assumptions then in use for such purpose under the Plan. Notwithstanding any other provision of the Plan to the contrary, an Employee who continues in employment with an Employer or any Affiliated Company or is reemployed by an Employer or any Affiliated Company after reaching his Normal Retirement Date shall be eligible for his benefit payments for any month in which he is employed for less than 40 hours (or such other amount of time that does not constitute Section 203(a)(3)(B) service under the Act and regulations issued thereunder). Any monthly payments made to an Employee pursuant to this paragraph shall be paid in accordance with the provisions of the Plan otherwise applicable to determining the amount of his benefit payments, the duration of such benefit payments, and the method of payment.

                  10.2 NON-ALIENATION OF RETIREMENT RIGHTS OR BENEFITS. Except as provided in Section 414(p) of the Code relating to qualified domestic relations orders, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity) or encumbrance, garnishment, levy, execution, or other legal or equitable process, nor be resorted to, appropriated, or seized in any proceeding at law, in equity, or otherwise. No person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate, or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

                  10.3 PAYMENT OF BENEFITS TO OTHERS. If any person to whom a retirement or other benefit is payable is unable to care for his affairs because of illness or accident or legal incompetence, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, brother or sister, or any other individual deemed by the Committee to be maintaining or responsible for the maintenance of such person. The monthly payment of a retirement or other benefit to a person for the month in which he dies, if not paid to such person prior to his death, shall be paid to his estate. Any payment made in accordance with the provisions of this Section shall be a complete discharge of any liability of the Plan with respect to the benefit so paid.

                  10.4 PAYMENT OF SMALL BENEFITS; COMMUTED BENEFITS. If the actuarial value of the amount of any benefit payments to be made to any person hereunder does not exceed $3,500.00 (and did not exceed $3,500 at the time of any prior distribution), determined as of the Employee's termination of employment or any subsequent date before commencement of benefit payments on the basis of the mortality assumption under the actuarial assumptions then in use for such purpose under the Plan and the Pension Benefit Guaranty Corporation interest assumption specified below in this Section, such benefit shall be paid in a single-sum payment as soon as practicable following the Plan Year in which the Employee's termination of employment or such subsequent date of determination occurs; provided, however, that such single sum payment shall be made no later than the date benefits would otherwise commence to him. Notwithstanding the preceding provisions of this Section, no such single-sum payment to any retired or former Employee, or to his spouse receiving benefits as a contingent annuitant under Option A, B, or C of Section 7.1, shall be made after the Pension Commencement Date or if the present value of the future payments to be made to such retired or former Employee or spouse determined as of the proposed date of single-sum distribution exceeds $3,500 computed using an interest assumption equal to the interest assumption used by the Pension Benefit Guaranty Corporation to value annuities for plans terminating as of the first day of the Plan Year in which would occur the proposed distribution. The provisions of this
Section 10.4 shall also apply to benefits payable with respect to any retired or former Employee whose employment terminated prior to November 1, 1995.

                  10.5 INTERNAL REVENUE REQUIREMENTS. Notwithstanding any other provision of the Plan to the contrary, to conform to the requirements of U.S. Treasury Regulations, the benefit payable under the Plan shall be subject to the limitations set forth in this Section 10.5. The annual payments in any one year to any of the 25 highly compensated employees or highly compensated former employees with the greatest compensation (hereinafter referred to as a "restricted employee") in the current or any prior year shall not exceed an amount equal to the payments that would be made on behalf of the restricted employee under (1) a single life annuity that is the actuarial equivalent of the restricted employee's Accrued Portion and other benefits to which the restricted employee is entitled under the Plan (other than a Social Security supplement), and (2) the amount of the payments the restricted employee is entitled to receive under a Social Security supplement. For purposes of this Section 10.5, "benefit" includes, among other benefits, loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the restricted employee's life. The foregoing provisions of this Section 10.5 shall not apply, however, if:

                           (a) After payment to a restricted employee of all benefits payable to the restricted employee under the Plan, the value of Plan assets equals or exceeds 110% of the value of "current liabilities", as defined in Section 412(b)(7) of the Code (each value being determined as of the same date in accordance with applicable Treasury regulations);

                           (b) The value of the benefits payable under the Plan to or for a restricted employee is less than one percent of the value of current liabilities before distribution; or

                           (c) The value of benefits payable under the Plan to or for a restricted employee does not exceed the amount described in
         Section 411(a)(11)(A) of the Code.

                  10.6 LIMITATIONS ON COMMENCEMENT. Notwithstanding any other provision of the Plan to the contrary, payment of an Employee's or former Employee's retirement benefit shall commence not later than the earlier of:

                           (a)  the 60th day after the end of the
         Plan Year in which the Employee's Normal Retire-ment Date occurs, the tenth anniversary of the date on which he first became an Employee, or the Employee's retirement or other termination of employment, whichever is latest; or

                           (b)  the April 1 following the later of
         the calendar year in which the Employee

                           (i)  attains age 70-1/2, or

                           (ii)  retires;

         provided, however, that clause (ii) shall not be applicable in the case of an Employee who is a five percent owner (as defined in Section 416 of the Code) with respect to the five-Plan-Year period ending in the calendar year in which such Employee attains age 70-1/2 or in the case of an Employee who attains age 70-1/2 on or after January 1, 1988.

Notwithstanding the foregoing, if an Employee or former Employee becomes a five percent owner (as defined in Section 416 of the Code) after attaining age 70-1/2, the date for required commencement of his retirement benefit shall be April 1 of the calendar year following the calendar year in which ends the Plan Year in which he became a five percent owner. In the event the retired or former Participant dies after distribution of his interest has commenced but prior to distribution of his entire interest, the remaining portion of such interest shall be distributed to his beneficiary under a method which is at least as rapid as the method being used at the date of his death. In the event the retired or former Participant dies prior to commencement of the distribution of his interest, the entire interest attributable to such retired or former Participant shall be distributed no later than the last day of the Plan Year which contains the fifth anniversary of the date of his death, unless such interest is payable to a designated beneficiary (as defined in Section 401(a)(9) of the Code) for a period which does not exceed the life or life expectancy of such designated beneficiary, in which event distribution of such interest shall commence no later than the last day of the Plan Year immediately following the Plan Year in which the retired or former Participant died, provided that if the designated beneficiary is the surviving spouse or, under certain circumstances, a child of the retired or former Participant, distribution shall not be required to begin earlier than the date the deceased Participant would have attained age 70-1/2. Death and any other nonretirement benefits payable under the Plan shall be incidental to the primary purpose of the Plan, which is to provide retirement benefits, and accordingly shall be limited in accordance with the minimum distribution incidental benefit requirements under Section 401(a)(9) of the Code. Distributions under the Plan shall be made in accordance with Section 401(a)(9) of the Code and regulations issued thereunder, including the minimum distribution incidental benefit requirements. The provisions of this Section 10.6 reflecting Section 401(a)(9) of the Code, shall override any distribution options in the Plan inconsistent with such Section 401(a)(9). In the event that the amount of a monthly benefit payable to any retired or former Employee cannot be determined for any reason

(including lack of information as to whether the Employee is still living or his marital status) on the date payment of such benefit is to commence under this Section, payment shall be made retroactively to such date no later than 60 days after the date on which the amount of such monthly benefit can be determined.

                  10.7 ELECTION OF FORMER VESTING SCHEDULE. In the event the Company adopts an amendment to the Plan that changes the vesting schedule under the Plan, including any amendment which directly or indirectly affects the computation of the nonforfeitable interest of Employees' rights to accrued benefits, any Employee with three or more years of Vesting Service shall have a right to have his nonforfeitable interest in his accrued benefit continue to be determined under the vesting schedule in effect prior to such amendment rather than under the new vesting schedule, unless the nonforfeitable interest of such Employee in his accrued benefit under the Plan, as amended, at any time is not less than such interest determined without regard to such amendment. Such Employee shall exercise such right by giving written notice of his exercise thereof to the Committee within 60 days after the latest of (i) the date he receives notice of such amendment from the Committee, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing provisions of this Section, the vested interest of each Employee on the effective date of such amendment shall not be less than his vested interest under the Plan as in effect immediately prior to the effective date thereof.

                  10.8 ROLLOVER REQUIREMENTS. This Section 10.8 applies to distributions made on or after January 1, 1993. Notwithstanding any other provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 10.8, a distributee may elect, at the time and in the manner prescribed by the Plan administrator to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this
Section 10.8, the following definitions shall apply:

                           (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                           (b)  Eligible retirement plan:  An eligible
         retirement plan is an individual retirement account described in
         Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                           (c) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                           (d) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                  10.9 BENEFIT ACCRUALS WHILE RECEIVING BENEFIT PAYMENTS. Notwithstanding any other provision of the Plan to the contrary, in the case of an Employee whose monthly retirement benefits commence in accordance with subsection (i) of paragraph (b) of Section 10.6 by reason of his having attained age 70 1/2, any increase in the monthly amount of his normal retirement benefit with respect to any Plan Year which would otherwise occur shall be reduced (but not below zero) by the actuarial equivalent of total Plan benefit payments made to such Employee during such Plan Year.

                                   ARTICLE XI

                           MAXIMUM RETIREMENT BENEFITS
                           ---------------------------

                  11.1 DEFINITIONS. For purposes of this Article XI, the following definitions shall apply in addition to those set forth in Article I:

                           (a) The term "employer" shall mean an Employer and any other Affiliated Company; provided, however, that for this purpose the meaning of "Affiliated Company" shall be as modified by Section 415(h) of the Code.

                           (b)  A "limitation year" shall mean the Plan Year.

                           (c) An Employee's "annual retirement benefit" shall mean the retirement benefit which is payable to him annually under the Plan, multiplied by the appropriate factor prescribed by the Internal Revenue Service, if the Employee's retirement benefit is to be paid in a manner other than to the Employee for life only or under a qualified joint and survivor annuity, which converts such benefit to a benefit payable annually in the form of a straight life annuity. Such factor hereunder shall be determined using an interest rate assumption that is not less than the greater of five percent or the rate specified in the Plan, if any, subject to the provisions of the applicable regulations under the Code.

                           (d) An Employee's "projected annual retirement benefit" shall mean the annual retirement benefit which would be payable to such Employee under the Plan based on the assumptions that he continues his employment as an Employee until his Normal Retirement Date and that his compensation for the limitation year continues at the same rate until his Normal Retirement Date, and on the basis of the federal Social Security Act as in effect on the last day of the limitation year. An Employee's "aggregate projected annual retirement benefit" shall include his projected annual retirement benefit under the Plan and his projected annual retirement benefit, if any, under any other defined benefit plan maintained by an employer.

                           (e) An Employee's "compensation" shall mean his wages, salaries, fees for professional service, and other amounts received for personal services actually rendered in the course of employment with an employer, excluding, however, contributions made by an employer to a plan of deferred compensation to the extent that, before the application of the limitations of Section 415 of the Code to such plan, the contributions are not includible in the gross income of the Employee for the taxable year in which contributed, contributions made by an employer on his behalf to a simplified employee pension described in Section 408(k) of the Code, any distributions from a plan of deferred compensation (except amounts received pursuant to an unfunded nonqualified plan in the year such amounts are includible in the gross income of the Employee), amounts received from the exercise of a nonqualified stock option or when restricted stock or other property held by the Employee becomes freely transferable or is no longer subject to substantial risk of forfeiture, amounts received from the sale, exchange, or other disposition of stock acquired under a qualified stock option, and any other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in gross income of the Employee).

                           (f) The limitations contained in this Article shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans specified in
         Section 415(k) of the Code.

                  11.2 MAXIMUM DEFINED BENEFIT LIMITATION. Subject to Section 11.3, the maximum aggregate annual retirement benefit to which an Employee is entitled under the Plan and any other defined benefit plan maintained by an employer may not at any time within a limitation year exceed the lesser of:

                           (a)  100% of the Employee's average annual
         compensation for his highest three consecutive years of Vesting Service; or

                           (b) The following dollar limitation, based upon the age of the Employee at the time he begins receiving benefits under the
         Plan:

                           (i) as to each Employee who begins receiving benefits at his Social Security retirement age: $90,000; provided, however, that as of January 1 of each calendar year, such amount shall be adjusted to equal the maximum permissible dollar limitation for such purpose as determined by the Commissioner of Internal

         Revenue for that calendar year, which maximum limitation shall apply to limitation years ending with or within that calendar year;

                           (ii) as to each Employee who begins receiving benefits before his Social Security retirement age: the amount that would be payable to such Employee annually in the form of a straight life annuity based upon such Employee's age at the time he begins receiving benefits, which amount is the actuarial equivalent, determined in such manner as the Secretary of the Treasury shall prescribe, of $90,000 (as adjusted in the manner provided for in paragraph (b)(i) of this Section) payable annually in the form of a straight life annuity; and

                           (iii) as to each Employee who begins receiving benefits after his Social Security retirement age: the amount that would be payable annually to such Employee in the form of a straight life annuity based upon such Employee's age at the time he begins receiving benefits, which amount is the actuarial equivalent, determined in accordance with regulations prescribed by the Secretary of the Treasury, of $90,000 (as adjusted in the manner described in paragraph (b)(i) of this Section) payable annually in the form of a straight life annuity commencing at his Social Security retirement age;

         multiplied by the following:

                           (c) The percentage determined by dividing, with respect to paragraph (a) above, the number of years of Vesting Service and, with respect to paragraph (b) above, the number of years of Plan participation he will have as of the end of the limitation year (computed to fractional parts of a year) by ten, if the Employee will have credit for less than ten years of Vesting Service or Plan participation, as applicable, at that time.

For purposes of computing actuarially equivalent limitation amounts under clause
(b)(ii) above, an interest rate assumption that is not less than the greater of 5% or the rate specified in the Plan, if any, shall be assumed, subject to the provisions of applicable regulations under the Code. For purposes of computing actuarially equivalent limitation amounts under clause (b)(iii) above, an interest rate assumption that is not greater than the lesser of 5% or the rate specified in the Plan, if any, shall be assumed, subject to the provisions of applicable regulations under the Code.

                  11.3 EXCEPTIONS. If the Employee's annual retirement benefit in a limitation year or any prior limitation year does not exceed $10,000 (adjusted by the percentage shown in paragraph (c) of Section 11.2, if applicable, using years of Vesting Service), he may receive the full amount of such benefit without regard to the limitation specified in paragraph (a) of
Section 11.2, provided that the Employee did not participate at any time in any defined contribution plan maintained by an employer.

                  11.4 MANNER OF REDUCTION. If the Employee's aggregate annual retirement benefit would exceed the limitations specified in Section 11.2 absent such limitations, the reduction in the amount of his annual retirement benefit under the Plan shall be equal to the amount by which his aggregate annual retirement benefit would exceed the limitations of Section 11.2 multiplied by a fraction, the numerator of which is his annual retirement benefit under the Plan (determined without regard to the limitations of Section 11.2) and the denominator of which is his aggregate annual retirement benefit under the Plan and any other defined benefit plan maintained by an employer (determined without regard to the limitations of Section 11.2 or any corresponding limitation in any other defined benefit plan maintained by an Employer or an Affiliated Company).

                  11.5 MAXIMUM DEFINED BENEFIT AND DEFINED CONTRIBUTION LIMITATION. If an Employee also is covered by one or more defined contribution plans maintained by an employer, the sum of the defined benefit plan fraction described in paragraph (a) and the defined contribution plan fraction described in paragraph (b) of this Section in no event shall exceed 1.0 in any limitation year.

                  (a) The defined benefit plan fraction (determined as of the close of such limitation year) shall be a fraction the numerator of which is the aggregate projected annual retirement benefit of such Employee and the denominator of which is the lesser of (i) the product of the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year multiplied by 1.25, or (ii) the product of the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to such Participant for such year multiplied by 1.4.

                  (b) The defined contribution plan fraction shall be a fraction the numerator of which is equal to the sum of:

                           (i) total employer contributions allocated to the
                  Employee's account or accounts maintained under all such plans during each limitation year;

                           (ii) total forfeitures, if any, allocated to the
                  Employee's account or accounts maintained under all such plans during each limitation year; and

                           (iii) the Employee's own contributions to all such
                  plans (and any defined benefit plan maintained by an employer) during each limitation year;

         and the denominator of which is the sum of the lesser of the following amounts determined for such limitation year and each prior year of service with an employer: (1) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such limitation year (determined without regard to Section 415(c)(6) of the Code), or (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code (or Sections 415(c)(7) or (8), if applicable) with respect to such Employee for such limitation year.

In the event that the sum of the defined benefit plan fraction and the defined contribution plan fraction would exceed the limitation of 1.0, the benefits otherwise payable to an Employee under the Plan shall be reduced to the extent necessary to meet such limitation.

                                   ARTICLE XII

                                  THE COMMITTEE
                                  -------------

                  12.1 MEMBERSHIP. The Company, by action of its Board of Directors, shall appoint a Committee of at least three persons to administer the Plan as hereinafter set forth.

                  12.2 RULES AND REGULATIONS. The Committee may from time to time formulate such rules and regulations for its organization and the transaction of its business as it deems suitable and as are consistent with the provisions of the Plan.

                  12.3 AUTHORITY OF COMMITTEE AND COMPANY. The Committee shall have the authority to perform the functions conferred upon it herein, and shall have all the powers and authority which are required in connection therewith, subject, however, to the limitations hereinafter set forth. The Committee shall have all the powers and authority expressly conferred upon it herein and further shall have the discretionary power and authority to interpret and construe the Plan, and to determine any disputes arising thereunder, subject, however, to the provisions of Section 12.5. The Committee may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist it in carrying out its duties hereunder. The Committee has the authority to delegate its powers, authority and responsibilities to one or more subcommittees of the Committee, but the Committee and any such subcommittees otherwise shall have no authority to allocate any of their powers, authority, or responsibilities for the operation and administration of the Plan to any other person. The Company, the Committee, and the Trustee are hereby designated as "named fiduciaries" of the Plan as such term is defined in Section 402(a)(2) of the Act. The Company, by action of its Board of Directors, may

                  (a) allocate any of the powers, authority, or responsibilities for the operation and administration of the Plan, which are retained by it or granted by this Article to the Committee, to itself, to the Committee, or to the Trustee; and

                  (b) designate a person other than itself or the Committee to carry out any of such powers, authority, or responsibilities;

provided, however, that no powers, authority, or responsibilities of the Trustee shall be subject to the provisions of paragraph (b) of this Section; and provided, further, that no allocation or delegation by the Company of any of its or of the Committee's powers, authority, or responsibilities to the Trustee shall become effective unless such allocation or delegation shall first be accepted by the Trustee in a writing signed by it and delivered to the Company.

                  12.4 ACTION OF COMMITTEE. Any act authorized, permitted, or required to be taken by the Committee under the Plan may be taken by a majority of the members of the Committee at the time acting hereunder, either by vote at a meeting, or in writing without a meeting. All notices, advices, directions, certifications, approvals, and instructions required or authorized to be given by the Committee under the Plan shall be in writing and signed by a majority of the members of the Committee, or by such member or members as may be designated, by an instrument in writing signed by all the members thereof, as having authority to execute such documents on its behalf. Subject to the provisions of
Section 12.5, any action taken by the Committee which is authorized, permitted, or required under the Plan shall be final and binding upon all persons who have or who claim an interest under the Plan and all third parties dealing with the Company, the Committee, or the Trustee.

                  12.5 CLAIMS REVIEW PROCEDURE. Whenever the Committee decides for whatever reason to deny, whether in whole or in part, a claim for benefits filed by any person (hereinafter referred to as the "Claimant"), the Committee shall transmit a written notice of the Committee's decision to the Claimant, which shall be written in a manner calculated to be understood by the Claimant and contain a statement of the specific reasons for the denial of the claim and a statement advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of the decision of the Committee in accordance with the procedures hereinafter set forth. Within such 60-day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the Committee a written request therefor, which request shall contain the following information:

                           (a) the date on which the Claimant's request was filed with the Committee; provided, however, that the date on which the Claimant's request for review was in fact filed with the Committees shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph (a);

                           (b) the specific portions of the denial of his claim which the Claimant requests the Committee to review;

                           (c) a statement by the Claimant setting forth the basis upon which he believes the Committee should reverse the Committee's previous denial of his claim for benefits and accept his claim as made; and

                           (d) any written material (offered as exhibits) which the Claimant desires the Committee to examine in its consideration of his position as stated pursuant to paragraph (c) of this Section.

Within 60 days of the date determined pursuant to paragraph (a) of this Section, the Committee shall conduct a full and fair review of the Committee's decision denying the Claimant's claim for benefits. Within 60 days of the date of such review, the Committee shall render its written decision on review, written in a manner calculated to be understood by the Claimant, specifying the reasons and Plan provisions upon which its decision was based.

                  12.6 RESIGNATION, REMOVAL, AND DESIGNATION OF SUCCESSORS. Any member of the Committee may at any time resign, and any member may be removed by action of the Board of Directors of the Company. Vacancies for these or other reasons shall be filled by appointees of the Board of Directors of the Company. The Committee shall promptly notify the Trustee of any change in its membership. Nothing herein contained shall be construed to prevent any director, officer, employee, or shareholder of an Employer or Affiliated Company from serving as a member of the Committee, but no member of the Committee who is an Employee shall take any part in any action relating solely to his participation.

                  12.7 RECORDS. The Committee shall maintain records of all meetings, proceedings, and actions held, undertaken, or performed by it, and shall furnish to the

Company such reports as it may from time to time request. The Committee may appoint as its Secretary, to keep a record of its meetings, proceedings, and actions, a person who may, but need not be, a member of the Committee.

                  12.8 COMPENSATION AND EXPENSES. The members of the Committee shall receive no compensation for their services performed as such, but any and all expenses, including, without limitation, compensation to and expenses of agents and counsel, reasonably incurred by them in carrying out the powers and duties conferred, shall be paid as provided in Section 17.7; provided, however, that any reasonable expenses of the members of the Committee that cannot be or are not paid from the Pension Fund shall be paid by the Company (subject to allocation by the Company among the Employers, the share of each to be determined by the Company).

                  12.9 INDEMNIFICATION. In addition to whatever rights of indemnification the members of the Committee or of the Board of Directors of the Company, or any other person or persons (other than the Trustee) to whom any power, authority, or responsibility of the Company or of the Committee is delegated pursuant to Section 12.3 may be entitled under the Articles of Incorporation, regulations, or by-laws of the Company under any provision of law, or under any other agreement, the Company shall satisfy any liability actually and reasonably incurred by any such member or such other person or persons, including expenses, attorneys' fees, judgments, fines, and amounts paid in settlement, in connection with any threatened, pending, or completed action, suit, or proceeding which is related to the exercise or failure to exercise by such member or such other person or persons of any of the powers, authority, responsibilities, or discretion provided under this Agreement, or reasonably believed by such member or such other person or persons to be provided hereunder, and any action taken by such member or such other person or persons in connection therewith.

                  12.10 QUALIFIED DOMESTIC RELATIONS ORDERS. The Committee shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Section 414(p) of the Code and regulations issued thereunder.

                                  ARTICLE XIII

                                  PENSION FUND
                                  ------------

                  13.1 PENSION FUND. The Pension Fund is maintained by the Trustee for the Plan under a Trust Agreement with the Company. As provided in the Trust Agreement, the Company, by action of its officers, may in accordance with Section 402 of the Act, direct the Trustee or appoint an investment manager to direct the Trustee in the investment of the Plan assets. Benefits under the Plan shall be only such as can be provided by the assets of the Pension Fund, and no liability for payment of benefits shall be imposed upon any Employer, Affiliated Company, or any related corporation, person, or business, or any of their officers, employees, directors, or stockholders.

                  13.2 CONTRIBUTIONS BY EMPLOYERS. So long as the Plan continues, contributions will be made by Employers at such times and in such amounts as the Board of Directors of the Company in its sole discretion from time to time shall determine, based on the advice of the Actuary and consistent with the funding policy for the Plan. Subject to the provisions of Section 13.5, all such contributions shall be delivered to the Trustee for deposit in the Pension Fund. Employees shall make no contributions under the Plan.

                  13.3 CONDITION ON EMPLOYER CONTRIBUTIONS. Any obligation of an Employer to make any contribution hereunder is hereby conditioned upon (i) the initial and continued qualification of the Plan under Section 401(a) of the Code and the continued exempt status of the Trust under Section 501(a) of the Code, provided that such contribution shall be returned to an Employer within one year after the date of denial of qualification of the Plan or denial of exempt status of the Trust in connection with an amendment to the Plan or Trust, and (ii) the deductibility of the contribution under Section 404 of the Code, provided that such contribution shall be returned to an Employer (to the extent disallowed) within one year after the disallowance of the deduction. Furthermore, a contribution which is made by an Employer under a mistake of fact shall be returned to an Employer within one year after the payment of the contribution. Except as otherwise provided in this Section, however, in no event shall any portion of the Trust property ever revert to or otherwise inure to the benefit of an Employer or any other related corporation; provided, however, that in the event of termination of the Plan, after satisfaction of all benefit liabilities of the Plan as required by law, such remaining portion of the Pension Fund, if any, shall revert to the Company.

                  13.4 FORFEITURES NOT TO INCREASE BENEFITS. Any forfeitures arising from the termination of employment or death of an Employee, or for any other reason, shall be used to reduce Employer contributions to the Pension Fund, and shall not be applied to increase the benefits any Employee otherwise would receive under the Plan at any time prior to the termination of the Plan.

                  13.5 CHANGE OF FUNDING MEDIUM. The Company shall have the right to change at any time the means through which benefits under the Plan shall be provided, including the substitution of a contract or contracts with an insurance company or companies, and thereupon may make suitable provision for the use of assets of the Trust to provide for the payment of benefits under such insurance contract or contracts. No such change shall constitute a termination of the Plan.

                                   ARTICLE XIV

                        AMENDMENT AND TERMINATION OF PLAN
                        ---------------------------------

                  14.1 COMPANY'S RIGHT OF AMENDMENT OR TERMINATION. The Company reserves the right at any time and from time to time, pursuant to authority of its Board of Directors, to amend, otherwise modify, or terminate the Plan and, to the extent provided therein, to amend or modify the Trust Agreement or any contract with any insurance company. The Committee may amend the Plan in any manner described above in this Section 14.1, provided that any such amendment does not materially increase or decrease benefits under the Plan or materially increase the cost to the Company of maintaining the Plan. No such action shall operate to recapture for an Employer or any Affiliated Company any contributions previously made to the Pension Fund, except as provided in Section 13.3.

                  14.2 EFFECT OF TERMINATION. In the event of termination of the Plan, written notice thereof shall be given by the Company to the Trustee, no further contributions shall be made by any Employer, and the Pension Fund, after provision is made for expenses, shall be applied by the Trustee for the benefit of Employees, retired and former Employees, and persons claiming under or through them, all in the order, to the extent, and in the manner required under the Act; and any amount remaining after such application shall be disposed of as provided in Section 13.3. Upon any termination, the Company and the Committee shall continue to participate in the operation and administration of the Plan and the Pension Fund, with respect to such termination and with respect to the disposition and liquidation of the Pension Fund.

                                   ARTICLE XV

                              TOP HEAVY PROVISIONS
                              --------------------

                  15.1 APPLICABILITY OF TOP HEAVY PLAN PROVISIONS. Notwithstanding any other provision of the Plan to the contrary, in the event the Plan is deemed to be a top heavy plan for any Plan Year, the provisions contained in this Article with respect to vesting and benefit accrual shall be applicable with respect to such Plan Year. In the event that the Plan is determined to be a top heavy plan and upon a subsequent determination date is determined to no longer be a top heavy plan, the vesting and benefit accrual provisions of the Plan shall again become applicable as of such subsequent determination date; provided, however, that in the event such prior vesting provisions do again become applicable, (i) the nonforfeitable percentage of the accrued benefit of any Employee, former Employee, or contingent annuitant shall not be reduced, and (ii) any Employee with three years of Vesting Service may elect to have his nonforfeitable interest in his accrued benefit determined in accordance with Section 10.7.

                  15.2 TOP HEAVY PLAN DEFINITIONS. For purposes of this Article, the following definitions shall apply in addition to those set forth in Article
I:

                  (a) The term "annual compensation" shall mean, subject to the limitation contained in Section 401(a)(17) of the Code, the aggregate earnings of an Employee paid to him by an Employer during a Plan Year, and with respect to which the Plan is determined to be a top heavy plan.

                  (b) The term "determination date" shall mean the last day of the immediately preceding Plan Year, except that for the first Plan Year the term "determination date" shall mean the last day of such Plan Year.

                  (c) The term "key employee" shall mean an Employee or former Employee who is a key employee pursuant to the provisions of Section 416(i)(1) of the Code or a beneficiary of such an Employee.

                  (d) The term "permissive aggregation group" shall mean the group of tax-qualified plans maintained by an Employer or an Affiliated Company consisting of any plans in the required aggregation group and any other plan or plans selected by an Employer or Affiliated Company; provided, however, that the entire such group of plans, when considered as a group, satisfies the requirements of Section 401(a)(4) and Section 410 of the Code.

                  (e) The term "required aggregation group" shall mean the group of tax-qualified plans maintained by an Employer or an Affiliated Company consisting of each such plan in which a key employee participates and each other such plan which enables such a plan in which a key employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code, including any such plan that terminated within the five-year period ending on the relevant determination date.

                           (f) The term "super top heavy group" shall mean a required or permissive aggregation group that, as of the determination date, would satisfy the definition of top heavy group under paragraph
         (i) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in such definition.

                           (g) The term "super top heavy plan" shall mean a plan that, as of the determination date, would satisfy the definition of top heavy plan under paragraph (j) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in such definition. A plan is also a super top heavy plan if it is included in a super top heavy group.

                           (h) The term "testing period" shall mean the period of consecutive years of service, not in excess of five, during which an Employee has the greatest aggregate compensation from an Employer, excluding, however, any year which begins after the close of the last year in which the Plan was a top heavy plan.

                           (i) The term "top heavy group" shall mean a required or permissive aggregation group if the sum, as of the determination date of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group and the aggregate of the account balances of key employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

                           (j) The term "top heavy plan" shall mean (i) a defined benefit plan with respect to which, as of a determination date, the present value of the cumulative accrued benefits under the plan for key employees exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, or (ii) a defined contribution plan with respect to which, as of the determination date, the aggregate of the accounts (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) of key employees exceeds 60 percent of the aggregate of the accounts of all employees covered under the Plan, with the accounts valued as of the most recent valuation date coinciding with or preceding the determina-tion date, and (iii) any plan included in a required aggregation group which is a top heavy group. Notwithstanding the foregoing, if a plan is included in a required or permissive aggregation group which is not a top heavy group, such plan shall not be a top heavy plan. For purposes of this Article, the present value of the cumulative accrued benefits under the Plan shall be determined as of the date Plan costs for minimum funding purposes are computed, and shall be calculated using the actuarial assumptions otherwise employed under the Plan for actuarial valuations.

                  15.3 TOP HEAVY VESTING. Except in cases where the applicable terms of the Plan in effect immediately prior to the effective date of operation of this Article would be more favorable to the Employee, in the event the Plan is determined to be a top heavy plan, an Employee's nonforfeitable right to a percentage of the Accrued Portion of his monthly normal retirement benefit shall be ascertained in accordance with the vesting schedule hereinafter set forth.

                                VESTING SCHEDULE
                                ----------------

YEARS OF VESTING SERVICE                             NONFORFEITABLE PERCENTAGE
------------------------                             -------------------------

Less than 2 years                                            0
2 years but less than 3 years                               20%
3 years but less than 4 years                               40%
4 years but less than 5 years                               60%
5 years or more                                            100%

                  15.4 MINIMUM TOP HEAVY BENEFIT. In the event the Plan is determined to be a top heavy plan, the annual normal retirement benefit of an Employee who is a non-key employee and who is eligible therefor, payable in the form of a single life annuity beginning at his Normal Retirement Date, shall not be less than such Employee's average compensation for years in the testing period multiplied by the lesser of:

                           (a)  Two percent multiplied by his years of
        Vesting Service; or

                           (b)  20 percent.

For purposes of this Article, "years of Vesting Service" shall only include years of Vesting Service completed in Plan Years beginning on or after November 1, 1986, but shall not include any such year of service if the Plan was not a top heavy plan with respect to the Plan Year ending within such year of service and shall not include any period of service with respect to which an Employee does not meet the definition of "Employee". Notwithstanding the minimum top-heavy allocation requirements of this Section, in the event that the Plan is a top-heavy plan, each non-key Employee hereunder who is also covered under any other top-heavy plan or plans of an Employer shall receive the top-heavy benefit provided under such other defined contribution plan that provides for a minimum allocation of 5% of the non-key Employee's compensation in lieu of the minimum top-heavy benefit under the Plan.

                  15.5 ADJUSTMENT OF MAXIMUM RETIREMENT BENEFITS. In the event the Plan is determined to be a top heavy plan, for purposes of Section 11.5 of the Plan, 1.00 shall be substituted for 1.25, and for purposes of applying
Section 415(e)(6)(B)(i) of the Code to the Plan, $41,500 shall be substituted for $51,875, except that such sub-stitutions shall not be applied if (i) the Plan is not a super top heavy plan and (ii) each non-key employee receives a minimum top heavy benefit not less than his average compensation for years in the testing period multiplied by the lesser of three percent multiplied by his years of service or 30 percent.

                                   ARTICLE XVI

                            ADOPTION BY SUBSIDIARIES
                            ------------------------

                  16.1 ADOPTION. Any subsidiary of the Company that is not an Employer may, with the consent of the Board of Directors of the Company, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed pursuant to the authority of its board of directors and filed with the Company and the Trustee.

                  16.2 WITHDRAWAL OF AN EMPLOYER. An Employer other than the Company may, with the Company's consent, by action of its Board of Directors, withdraw from the Plan, such withdrawal to be effective upon notice in writing to the Committee and the Trustee (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"), and shall thereupon cease to be an Employer for all purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions, or (subject to Section 16.3) in the event it ceases to be a subsidiary of the Company. The withdrawal of an Employer shall be treated as a termination of the Plan with respect to such Employer, and with respect to Participants who at the time are employed by such Employer. In the event of any such withdrawal of an Employer, the Trustee and the Committee shall, as of the withdrawal date, take the action specified in Section 14.2, as on a termination of the Plan, except that there shall be a distribution representing affected Employees' interests in the Plan only in the case of Employees who are employed solely by the withdrawing Employer, and who, upon such withdrawal, are neither transferred to nor continued in employment with any other Employer or Affiliated Company. The interest in the Plan of any Employee employed by such withdrawing Employer who is transferred to or continues in employment with any other Employer or Affiliated Company, and the interest of any Employee employed solely by an Employer other than the withdrawing Employer or Affiliated Company shall remain unaffected by such withdrawal and he shall continue as an Employee hereunder subject to the remaining provisions of the Plan.

                  16.3 CORPORATE REORGANIZATION. The merger, consolidation, or liquidation of the Company or any Employer with or into the Company, any other Employer, or Affiliated Company shall not constitute a termination of the Plan as to the Company or such Employer.

                                  ARTICLE XVII

                                  MISCELLANEOUS
                                  -------------

                  17.1 PLAN NON-CONTRACTUAL. Nothing herein contained shall be construed as a commitment or agreement on the part of any person to continue his employment with an Employer or Affiliated Company, and nothing herein contained shall be construed as a commitment on the part of an Employer or Affiliated Company to continue the employment or the rate of compensation of any such person for any period, and all employees of any Employer or Affiliated Company shall remain subject to discharge to the same extent as if the Plan had never been put into effect.

                  17.2 CLAIMS OF OTHER PERSONS. The provisions of the Plan shall in no event be construed as giving any Employee or any other person, firm, or corporation any legal or equitable right as against an Employer or Affiliated Company, any of its officers, employees, directors, or shareholders, or as against the Trustee, except such rights as are specifically provided for in the Plan or hereafter created in accordance with the terms and provisions of the Plan.

                  17.3 GOVERNING LAW. Except as provided under federal law, the provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Ohio.

                  17.4 NONFORFEITABILITY OF BENEFITS. Notwithstanding anything to the contrary contained in the

Plan, (i) an Employee's right to a normal retirement benefit under the Plan shall be nonforfeitable upon and after his attaining age 65 while employed by an Employer or Affiliated Company; and (ii) in the event of the termination or a partial termination of the Plan, the rights of all Employees who are affected by such termination to benefits accrued to the date of such termination, to the extent funded as of such date, shall be nonforfeitable.

                  17.5 MERGER, CONSOLIDATION, OR TRANSFERS OF PLAN ASSETS. The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Employee would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan then had terminated).

                  17.6 TRUST AGREEMENT. The Trust Agreement and the Pension Fund maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein, and the provisions of the Trust Agreement hereby are incorporated by reference into the Plan.

                  17.7 ADMINISTRATIVE EXPENSES. Except as otherwise provided in the Plan, in the Trust Agreement, or by applicable law, all expenses of administering the Plan and Pension Fund, including fees assessed against the Plan, the Pension Fund, the Trustee, the Committee, the Company and any Employers shall be paid from the Pension Fund as a general charge thereon, unless the Company (subject to allocation by the Company among the Employers, the share of each to be determined by the Company), any Employer or any Affiliated Company elects to make payment thereof; provided, however, that no person who receives full-time pay from an employer shall receive compensation in violation of Section 408(c)(2) of the Act.

                  17.8 INTERPRETATION OF CERTAIN PLAN REFERENCES UPON FUNDING BY ANNUITY CONTRACTS OR INSURANCE CONTRACTS. With respect to periods (if any) during which the Plan is funded partially or exclusively by one or more annuity contracts or insurance contracts not held by a trustee of the Plan, each reference contained in the Plan to the Trustee, other than the references contained in paragraphs (q), (u), and (v) of Section 2.1, shall be deemed to be a reference to the Committee or the insurance company that has issued an annuity contract or insurance contract providing for investment of the assets of the Plan, as appropriate or applicable to the provision within which such reference is contained.

                  17.9 CESSATION OF BENEFIT ACCRUALS. Notwithstanding any other provision of the Plan to the contrary, there shall be no further benefit accruals under any provision of the Plan for any person after the close of business on June 30, 1994. In this regard, without limitation:

                  (i) No person shall be credited with Benefit Service with respect to any period that begins after June 30, 1994;

                  (ii) Compensation that is paid after June 30, 1994 shall not be taken into account for purposes of determining Final Average Compensation, and to the extent consistent therewith, the Final Average Compensation, and the monthly normal retirement benefit or the Accrued Portion of the monthly normal retirement benefit, if any, whichever, if either, applies, of a person who is a participant on June 30, 1994 shall be determined as if his employment with an Employer and all Affiliated Companies (and his status as an Employee) had terminated on the earlier of June 30, 1994 or the last date prior to June 30, 1994 on which his employment with an Employer or all Affiliated Companies (or his status as an Employee) terminated;

                  (iii) No person shall become a participant in the Plan after June 30, 1994; and

                  (iv) The Accrued Portion as of the close of business on June 30, 1994 of the monthly normal retirement benefit of any person who is a participant and an Employee on June 30, 1994 shall (to the extent forfeitable) become nonforfeitable as of the close of business on June 30, 1994.

                                  ARTICLE XVIII

                    1992 SPECIAL EARLY RETIREMENT PROVISIONS
                    ----------------------------------------

                  18.1 GENERAL. This Article XVIII provides for certain increased benefits with respect to certain Employees who satisfy the requirements specified in this Article XVIII for such increased benefits. Except as otherwise provided in this Article XVIII, the provisions of this Article XVIII shall apply notwithstanding any other provision of the Plan to the contrary and shall control in the case of any conflict with any other provision of the Plan.

                  18.2 ELIGIBILITY. In order to be eligible for increased benefits pursuant to this Article XVIII, an Employee must be listed on Appendix B to the Plan.

                  18.3 ELECTION AND RETIREMENT. In order to receive the increased benefits provided under this Article XVIII, an Employee who meets the eligibility requirements of Section 18.2 of this Article XVIII must satisfy the following requirements and conditions:

                           (a) Such Employee must, on or before July 31, 1992, submit a properly completed affirmative election of the increased benefits provided pursuant to this Article XVIII to a representative designated for such purpose by the Company on the appropriate forms therefor and in the manner prescribed by the Company.

                           (b) Such Employee must voluntarily terminate his employment with the Company (and any other Affiliated Company) on July 31, 1992 (the Employee's "retirement date").

                  18.4 INCREASED BENEFITS. Benefits under the Plan of an Employee who both meets the eligibility requirements of Section 18.2 of this
Article XVIII and satisfies the requirements and conditions of Section 18.3 of this Article XVIII shall be increased in accordance with the following:

                           (a)  For purposes of Section 3.2, Sec-
         tion 4.2 or Section 9.2 (whichever applies in the Employee's case), in determining the amount of such Employee's benefit under this Article XVIII, such Employee's years of Benefit Service under the Plan, determined as of his date of termination of employment in accordance with paragraph
         (b) of Section 18.3 of this Article XVIII, shall be increased by three.

                           (b) For purposes of Section 4.2 or Section 9.2 (whichever, if either, applies in the Employee's case), such Employee's years of Vesting Service under the Plan, determined as of his date of termination of employment in accordance with paragraph (b) of Section
         18.3 of this Article XVIII, shall be increased by three. For purposes of determining any reduction to the early retirement benefit under
         Section 4.2 or the survivor benefit under Section 9.2, whichever, if either, applies, for commencement thereof prior to the Employee's attainment of age 62, the number of months by which such Employee's benefit commencement date would otherwise precede the first day of the month following his attainment of age 62 shall be reduced, but not to less than zero, by 36 months.

                           (c)  If such Employee:

                           (i) is under age 62 on his benefit commencement date,
                  he shall receive a supplemental monthly benefit in the amount specified with respect to him on Appendix B to the Plan payable through the earlier of the month in which he attains age 62 or in which his death occurs; or

                           (ii) is at least age 62 but under age 65 on his
                  benefit commencement date, he shall receive a supplemental monthly benefit in the amount specified with respect to him on Appendix B to the Plan payable through the earliest of: (A) the month in which his death occurs; (B) the month immediately preceding the first month with respect to which the Employee is entitled to old-age insurance benefits, unreduced on account of age under Title II of the Social Security Act, as amended, or (C) the month immediately preceding the month in which his 65th birthday occurs.

         Notwithstanding the foregoing, if such Employee receives his benefit in a single sum payment pursuant to Section 18.5 of this Article XVIII he shall receive in lieu of such supplemental monthly payment(s) a single sum payment in an amount which is the actuarial equivalent of such supplemental monthly payment(s), as determined in accordance with
         Section 18.5 of this Article XVIII.

                           (d) Notwithstanding any other provision of this
         Article XVIII, Section 18.5 of this Article XVIII, Article IX (other than for purposes of determining any reduction for commencement prior to age 62 as provided in paragraph (b) of this Section 18.4), Article VII, and Article VIII shall be applied based upon such Employee's actual age.

                  18.5 SINGLE SUM PAYMENT OPTION. An Employee who meets the eligibility requirements of Section 18.2 of this Article XVIII and who satisfies the election and retirement requirements of Section 18.3 of this Article XVIII may elect to receive his benefits under the Plan, as increased under Section
18.4 of this Article XVIII, in a single sum payment of actuarially equivalent present value, in lieu of all benefits otherwise payable to him under the Plan. Any single sum payment paid pursuant to the provisions of this Section 18.5 of this Article XVIII shall be payable as of the date such Employee's benefit would otherwise begin in the absence of an election of such single sum payment option hereunder. For purposes of determining the actuarially equivalent present value of an Employee's benefit under the Plan, such actuarially equivalent present value shall be determined using the following actuarial assumptions:

                           (a) Mortality in accordance with the 1951 Group Annuity Mortality Table for Males, projected with Scale C to 1980, set back one year (for Employees); and

                           (b) An interest rate of seven and four-tenths percent (7.4%). Notwithstanding the foregoing, such interest rate shall not exceed the interest rate described in (i) or (ii) below, whichever applies:

                           (i) the "applicable interest rate" (as hereinafter
                  defined), if the value of the single sum payment determined using the applicable interest rate does not exceed $25,000; or

                           (ii) one hundred twenty percent (120%) of the
                  applicable interest rate, if the value of the single sum payment determined using one hundred twenty percent (120%) of the applicable interest rate is not less than $25,000.

         For purposes of this Section 18.5 of this Article XVIII, the "applicable interest rate" shall mean the interest rate that would be used as of the first day of the Plan Year that includes the date as of which the single sum payment is payable by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination.

                  18.6 GENERALLY APPLICABLE PROVISIONS. The increased benefits payable pursuant to this Article XVIII shall be subject to all generally applicable provisions regarding payment of benefits and conditions and limitations thereon of the Plan.

                                   ARTICLE XIX

                    1993 SPECIAL EARLY RETIREMENT PROVISIONS
                    ----------------------------------------

                           19.1  GENERAL.  This Article XIX provides
for certain increased benefits with respect to certain

Employees who satisfy the requirements specified in this Article XIX for such increased benefits. Except as otherwise provided in this Article XIX, the provisions of this Article XIX shall apply notwithstanding any other provision of the Plan to the contrary and shall control in the case of any conflict with any other provision of the Plan.

                  19.2 ELIGIBILITY. In order to be eligible for increased benefits pursuant to this Article XIX, an Employee must be listed on Appendix C to the Plan.

                  19.3 ELECTION AND RETIREMENT. In order to receive the increased benefits provided under this Article XIX, an Employee who meets the eligibility requirements of Section 19.2 of this Article XIX must satisfy the following requirements and conditions:

                           (a) Such Employee must, on or before November 30, 1993, submit a properly completed affirmative election of the increased benefits provided pursuant to this Article XIX to a representative designated for such purposes by the Company on the appropriate forms therefor and in the manner prescribed by the Company.

                           (b) Such Employee must voluntarily terminate his employment with the Company (and any other Affiliated Company) on November 30, 1993 (the Employee's "retirement date").

                  19.4 INCREASED BENEFITS. Benefits under the Plan of an Employee who both meets the eligibility requirements of Section 19.2 of this
Article XIX and satisfies the requirements and conditions of Section 19.3 of this Article XIX shall be increased in accordance with the following:

                  (a) For purposes of Section 3.2, Section 4.2 or Section 9.2 (whichever applies in the Employee's case), in determining the amount of such Employee's benefits under this Article XIX, such Employee's years of Benefit Service under the Plan, determined as of his date of termination of employment in accordance with paragraph (b) of Section
         19.3 of this Article XIX, shall be increased by three.

                  (b) For purposes of Section 4.2 or Section 9.2 (whichever, if either, applies in the Employee's case), such Employee's years of Vesting Service under the Plan, determined as of his date of termination of employment in accordance with paragraph (b) of Section
         19.3 of this Article XIX, shall be increased by three. For purposes of determining any reduction to the early retirement benefit under Section
         4.2 or the survivor benefit under Section 9.2, whichever, if either, applies, for commencement thereof prior to the Employee's attainment of age 62, the number of months by which such Employee's benefit commencement date would otherwise precede the first day of the month following his attainment of age 62 shall be reduced, but not to less than zero, by 48 months.

                           (c)  If such Employee:

                           (i) is under age 62 on his benefit commencement date,
                  he shall receive a supplemental monthly benefit in the amount specified with respect to him on Appendix C to the Plan payable through the earlier of the month in which he attains age 62 or in which his death occurs; or

                           (ii) is at least age 62 but under age 65 on his
                  benefit commencement date, he shall receive a supplemental monthly benefit in the amount specified with respect to him on Appendix C to the Plan payable through the earliest of: (A) the month in which his death occurs; (B) the month immediately preceding the first month with respect to which the Employee is entitled to old-age insurance benefits, unreduced on account of age under Title II of the Social Security Act, as amended, or (C) the month immediately preceding the month in which his 65th birthday occurs.

         Notwithstanding the foregoing, if such Employee receives his benefit in a single sum payment pursuant to Section 19.5 of this Article XIX he shall receive in lieu of such supplemental monthly payment(s) a single sum payment in an amount which is the actuarial equivalent of such supplemental monthly payment(s), as determined in accordance with
         Section 19.5 of this Article XIX.

                           (d) Notwithstanding any other provision of this
         Article XIX, Section 19.5 of this Article XIX, Article IX (other than for purposes of determining any reduction for commencement prior to age 62 as provided in paragraph (b) of this Section 19.4), Article VII, and
         Article VIII shall be applied based upon such Employee's actual age.

                  19.5 SINGLE SUM PAYMENT OPTION. An Employee who meets the eligibility requirements of Section 19.2 of this Article XIX and who satisfies the election and retirement requirements of Section 19.3 of this Article XIX may elect to receive his benefits under the Plan, as increased under Section 19.4 of this Article XIX, in a single sum payment of actuarially equivalent present value, in lieu of all benefits otherwise payable to him under the Plan. Any single sum payment paid pursuant to the provisions of this Section 19.5 of this
Article XIX shall be payable as of the date such Employee's benefit would otherwise begin in the absence of an election of such single sum payment option hereunder. For purposes of determining the actuarially equivalent present value of an Employee's benefit under the Plan, such actuarially equivalent present value shall be determined using the following actuarial assumptions:

                           (a) Mortality in accordance with the 1951 Group Annuity Mortality Table for Males, projected with Scale C to 1980, set back one year (for Employees); and

                           (b) An interest rate of five and one-tenth percent (5.1%). Notwithstanding the foregoing, such interest rate shall not exceed the interest rate described in (i) or (ii) below, whichever applies:

                           (i) the "applicable interest rate" (as hereinafter
                  defined), if the value of the single sum payment determined using the applicable interest rate does not exceed $25,000; or

                           (ii) one hundred twenty percent (120%) of the
                  applicable interest rate, if the value of the single sum payment determined using one hundred twenty percent (120%) of the applicable interest rate is not less than $25,000.

         For purposes of this Section 19.5 of this Article XIX, the "applicable interest rate" shall mean the interest rate that would be used as of the first day of the Plan Year that includes the date as of which the single sum payment is payable by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination.

                  19.6 GENERALLY APPLICABLE PROVISIONS. The increased benefits payable pursuant to this Article XIX shall be subject to all generally applicable provisions regarding payment of benefits and conditions and limitations thereon of the Plan.

                                   ARTICLE XX

                     SPECIAL PROVISIONS AND EFFECTIVE DATES
                     --------------------------------------

                  20.1 TERMINATION OR RETIREMENT BEFORE NOVEMBER 1, 1995. Except as specifically provided under the Plan or as required by law, including applicable provisions of the Code, a retired or former Employee who is eligible for a retirement benefit under the Plan whose employment terminated before November 1, 1995, and who is not credited with one Hour of Service on or after November 1, 1995, or, if applicable, his contingent annuitant, shall receive or continue to receive retirement benefits in accordance with the provisions of the Plan in effect at the date of the Employee's termination of employment.

                  20.2 EFFECTIVE DATES. Except as provided below or otherwise in the Plan, this amendment and restatement of the Plan is effective November 1, 1995, but with respect only to employees who are credited with an Hour of Service on or after that date. Unless otherwise specifically provided in the Plan, this amendment and restatement is effective with respect to each change made to the Plan to satisfy the provisions of the Tax Reform Act of 1986 ("TRA '86"), (ii) any other change in the Code or the Act, or (iii) regulations, rulings, or other published guidance issued under the Code, the Act, or TRA '86, on the first day of the first period (which may or may not be the first day of a Plan Year) with respect to which such change became required because of such provision (including any day that became such as a result of an election or waiver by an Employee or a waiver or exemption or exemption issued under the Code, the Act, or TRA '86), but, unless otherwise specifically indicated, with respect only to employees who retire, die, or whose employment otherwise terminates on or after said date. Notwithstanding the foregoing and subject to applicable law, with respect to Plan Years beginning before the general effective date of this amendment and restatement, the Company may elect to operate the Plan in accordance with any transitional rule published by the Internal Revenue Service or a reasonable, good faith interpretation of TRA '86 and related applicable law, in which event such transitional rule or good faith interpretation shall prevail over the provisions of the Plan with respect to such Plan Year.

                                    *               *               *

                  EXECUTED at Cleveland, Ohio, this 25th day of October, 1995.

                                                ARGO-TECH CORPORATION

                                                By: /s/ J. Cunningham
                                                   --------------------------
                                                   Title: Vice President

Attest:

/s/ Paul R. Keen
------------------------
Title: Secretary

                                   APPENDIX A

                                       TO

                              ARGO-TECH CORPORATION
                              SALARIED PENSION PLAN

                SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES
                ------------------------------------------------

                  1. Each person who is an Employee immediately preceding December 24, 1990 (the "Transfer Date") and transfers to employment with Technautics Corporation (the "Buyer") or any corporate successor thereto, or any person or entity which is treated as a single employer with the Buyer within the meaning of Section 414 of the Code (collectively, the "Buyer's Affiliated Group") on the Transfer Date shall be subject to the provisions of this Appendix A and is hereinafter referred to as an "Appendix A Employee."

                  2. Each Appendix A Employee shall cease to accrue further Benefit Service and Vesting Service on the last day of the month in which the Transfer Date occurs.

                  3. An Appendix A Employee's employment with the Buyer's Affiliated Group shall be deemed to be employment under the Plan solely for purposes of (i) determining when commencement of retirement benefits may occur (but not for purposes of entitlement to receive or the amount of any benefit under the Plan), and (ii) suspension of benefits upon reemployment pursuant to the Plan. Such employment with the Buyer's Affiliated Group shall be deemed terminated only when the Appendix A

Employee has a separation from service with the Buyer's Affiliated Group.

                  4. An Appendix A Employee shall not be entitled to receive or begin receiving any benefit from the Plan until such person has both attained any age required under the Plan for commencement of benefits and separated from service with the Buyer's Affiliated Group.

                  5. An Appendix A Employee who is eligible for an early retirement benefit under Article IV on the Transfer Date shall be eligible for such benefit upon his separation from service with the Buyer's Affiliated Group. An Appendix A Employee who did not meet the eligibility requirements for an early retirement benefit under Article IV on the Transfer Date shall not be eligible for an early retirement benefit under Article IV but shall be eligible, regardless of whether he has five or more years of Vesting Service, for a deferred vested retirement benefit under Article V (following his separation from service with the Buyer's Affiliated Group and attainment of any age requirement).

                  6. The status of any person who is a retired or former Employee under the Plan prior to the Transfer Date shall not be deemed affected for any purpose under the Plan by this Appendix A.

                                   APPENDIX B
                                       TO
                              ARGO-TECH CORPORATION
                              SALARIED PENSION PLAN


                               SOCIAL SECURITY               MONTHLY
           NAME                    NUMBER                   SUPPLEMENT
           ----                    ------                   ----------
Abke, Richard F.               ###-##-####                     NONE
Brower, William M.             ###-##-####                   $870.40
Burns, Marie                   ###-##-####                   $787.30
Crump, David N.                ###-##-####                     NONE
Davis, Paul S.                 ###-##-####                   $825.10
Decker, Paul W.                ###-##-####                   $147.90
Dickerson, Lessie R.           ###-##-####                   $718.80
Elkins, Sherrill A.            ###-##-####                     NONE
Jones, Donald W.               ###-##-####                   $133.10
Kabat, Lawrence D.             ###-##-####                   $872.40
Keogh, John J.                 ###-##-####                   $ 12.10
Knuth, Edward C.               ###-##-####                   $862.80
Kovach, Edward M.              ###-##-####                   $137.80
Krane, Richard W.              ###-##-####                   $30.30
Laird, Harry W.                ###-##-####                     NONE
Lee, Edward                    ###-##-####                   $844.00
Mentor, Jerome J.              ###-##-####                   $862.80
Mihalinec, Matthew H.          ###-##-####                   $119.00
Newman, Ralph E.               ###-##-####                   $857.00
Pedonesi, Ralph A.             ###-##-####                   $ 29.90
Roeder, James W.               ###-##-####                   $189.20
Weinhold, Horst K.             ###-##-####                   $ 12.10
Weiss, Louis                   ###-##-####                     NONE
Znidarsic, Charles             ###-##-####                   $862.80
Mathias, Clifford M.           ###-##-####                   $177.40
Meins, Terence                 ###-##-####                   $835.10
Faulhaber, Dorothy E.          ###-##-####                   $154.00
Bezak, Frank                   ###-##-####                   $ 24.20
Maline, James P.               ###-##-####                   $858.90
Miguet, Peter P.               ###-##-####                   $ 63.90
Pryatel, Richard D.            ###-##-####                   $854.00
Winsteard, Randolph            ###-##-####                   $778.50

                                   APPENDIX C
                                       TO
                              ARGO-TECH CORPORATION
                              SALARIED PENSION PLAN

                                     SOCIAL SECURITY                     MONTHLY
           NAME                          NUMBER                         SUPPLEMENT
           ----                          ------                         ----------
Aguilar, E. Victor                   ###-##-####                         $920.70
Bates, John A.                       ###-##-####                         $912.20
Bezak, Frank                         ###-##-####                           NONE
Booth, Eldon L.                      ###-##-####                         $817.70
Brockway, Albert L.                  ###-##-####                         $901.50
Deasy, John P.                       ###-##-####                         $888.80
Engeman, Donald J.                   ###-##-####                         $874.40
Hansen, Lowell D.                    ###-##-####                         $912.20
Kerekes, Sandor                      ###-##-####                         $851.30
Kish, Edward E.                      ###-##-####                         $904.90
Knights, Henry R.                    ###-##-####                         $794.70
Maline, James P.                     ###-##-####                         $188.80
McClurg, John B.                     ###-##-####                         $843.00
Mekker, Elmer S.                     ###-##-####                         $917.20
Miller, Kenneth W.                   ###-##-####                         $760.20
Mueller, Milton W.                   ###-##-####                         $137.00
North, Robert W.                     ###-##-####                         $859.30
Nuzum, William R.                    ###-##-####                         $920.60
Okicki, Frank A.                     ###-##-####                         $872.30
Paydo, Ronald H.                     ###-##-####                         $925.10
Prince, Richard A.                   ###-##-####                         $886.40
Pryatel, Richard D.                  ###-##-####                         $167.10
Reese, Nancy J.                      ###-##-####                         $685.90
Rossman, Carl D.                     ###-##-####                         $911.20
Ryan, John E.                        ###-##-####                         $857.10
Suplicki, Norman J.                  ###-##-####                         $596.10
Tompkins, Harry R.                   ###-##-####                         $846.00
Totedo, Patrick D.                   ###-##-####                         $854.10
Winsteard, Randolph                  ###-##-####                         $173.60